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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             HPL TECHNOLOGIES, INC.
                                 -------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                            77-0550714
     --------------------------               -------------------
     (STATE OF INCORPORATION OR                (I.R.S. EMPLOYER
           ORGANIZATION)                      IDENTIFICATION NO.)

                 2033 GATEWAY PLACE, SAN JOSE, CALIFORNIA 95110
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-61810

Securities to be registered pursuant to Section 12(b) of the Act:

                                               NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE SO REGISTERED        EACH CLASS IS TO BE REGISTERED
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               NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
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                                (TITLE OF CLASS)

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Item 1. Description of Registrant's Securities to be Registered

         A description of the Common Stock being registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus contained in the registrant's Registration Statement on Form S-1, File No. 333-61810 as originally filed with the Securities and Exchange Commission on May 29, 2001 or as subsequently amended (the "Registration Statement") and is hereby incorporated by reference in response to this item.

Item 2. Exhibits

         The following exhibits are filed as a part of this Registration
Statement:

   Exhibit No.      Description
   -----------      ------------------------------------------------------------
        1           Amended and Restated Certificate of Incorporation of the
                    registrant (incorporated by reference to Exhibit 3.1 to the
                    Registration Statement).

        2 Bylaws of the registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement)

        3 Specimen Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement)



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 5, 2001                 HPL TECHNOLOGIES, INC.


                                    By:  /s/ ITA GEVA
                                        ----------------------------------------
                                        Ita Geva, Chief Financial Officer




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